UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2010
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iPass Inc.
(Exact name of Registrant as specified in its charter)

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Delaware	000-50327	93-1214598
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3800 Bridge Parkway, Redwood Shores, California	94065
(Address of principal executive offices)	(Zip Code)

(650) 232-4100
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 26, 2010, the Board of Directors of iPass Inc. amended certain provisions of iPass’s Bylaws as follows:

1.           Added Section 6(d) (Special Meetings) to provide that the advanced notice provisions of Section 6 shall not affect the rights of stockholders to submit stockholder proposals under the proxy rules.

2.           Amended Section 8(b) (Quorum) to make it clear that the requirement of a director to submit a conditional resignation does not apply in an uncontested election.

3.           Amended Section 14(a) (Organization) to provide that either the Chairman of the Board or the President may preside at stockholder meetings if both are attending.

4.           Amended Section 26 (Chairman of the Board of Directors; Organization), Section 27 (Officers Designated) and Section 28 (Tenure and Duties of Offices) to provide that the Chairman of the Board is not an officer of the company.

The iPass Inc. Bylaws, as amended and restated by the Board on October 26, 2010, are attached hereto as Exhibit 3.1.

Item 9.01.  Financial Statements and Exhibits.

Exhibit
Number                                           Description

3.1                      Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPass Inc.

By:	/s/ Steven H. Gatoff
	Name:	Steven H. Gatoff
	Title:	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Dated:  October 29, 2010

EXHIBIT INDEX

Exhibit
Number                                           Description

3.1                      Amended and Restated Bylaws